Commitments and contingencies	12 Months Ended
Mar. 31, 2019
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Commitments and contingencies
Commitments and contingencies

Commitments are those amounts that we are contractually required to pay in the future as long as the other party meets its obligations. These commitments primarily relate to operating lease rentals, energy purchase agreements and contracts for the purchase of assets which, in many cases, extend over a long period of time. We also disclose any contingencies, which include guarantees that companies have given, where we pledge assets against current obligations that will remain for a specific period.

	2019	2018
	£m	£m
Future capital expenditure
Contracted for but not provided	1,973	1,843
Operating lease commitments[1]
Less than 1 year	43	42
In 1 to 2 years	39	37
In 2 to 3 years	34	33
In 3 to 4 years	35	30
In 4 to 5 years	27	28
More than 5 years	123	122
	301	292
Energy purchase commitments[2]
Less than 1 year	1,353	1,237
In 1 to 2 years	779	700
In 2 to 3 years	651	563
In 3 to 4 years	827	449
In 4 to 5 years	862	410
More than 5 years	11,237	1,969
	15,709	5,328
Guarantees[3]
Guarantee of sublease for US property (expires 2040)	173	178
Guarantees of certain obligations of Grain LNG (expire up to 2025)	39	46
Guarantees of certain obligations for construction of HVDC West Coast Link (expires 2019)	139	213
Guarantees of certain obligations of Nemo Link Limited (various expiry dates)	19	63
Guarantees of certain obligations of National Grid North Sea Link Limited (various expiry dates)[3]	865	1,009
Guarantees of certain obligations of St William Homes LLP (various expiry dates)[4]	22	98
Guarantees of certain obligations for construction of IFA 2 (expected expiry 2021)[3]	505	729
Guarantees of certain obligations of National Grid Viking Link Limited (expected expiry 2024)	872	—
Other guarantees and letters of credit (various expiry dates)	341	333
	2,975	2,669

1.	Following a review during the year, the comparatives have been refined to provide consistency with the current year.

2.
Energy purchase commitments relate to contractual commitments to purchase electricity or gas that are used to satisfy physical delivery requirements to our customers or for energy that we use ourselves (i.e. normal purchase, sale or usage) and hence are accounted for as ordinary purchase contracts (see note 32(f)). Details of commodity contract derivatives that do not meet the normal purchase, sale or usage criteria, and hence are accounted for as derivative contracts, are shown in note 17(b).

3.
Included within total guarantees are guarantees to both joint ventures and Engineering, Procurement and Construction contractors regarding the construction of interconnectors of £470 million (2018: £739 million).

4.	Includes guarantees to related parties.
The total of future minimum sublease payments expected to be received under non-cancellable sub-leases is £86 million (2018: £42 million).
Through the ordinary course of our operations, we are party to various litigation, claims and investigations. We do not expect the ultimate resolution of any of these proceedings to have a material adverse effect on our results of operations, cash flows or financial position.